                                                                  EXHIBIT 10 (c)
                          PURITAN-BENNETT CORPORATION

                    MANAGEMENT INCENTIVE COMPENSATION PLAN A

                            (REVISED APRIL 4, 1995)


     Puritan-Bennett's Incentive Compensation Plan A has been established to provide an incentive to key managers (other than quality and regulatory affairs professionals, who are covered by Plan B) to attain the highest financial performance possible each year. This Plan recognizes that other vehicles exist to encourage building shareholder value over longer periods of time. The Plan provides key managers with an opportunity to add to their total cash compensation if prescribed levels of return on assets are attained but only to the extent that FY 1996 Earnings Per Share still equals at least $2.00 per share after incentive compensation accruals but before any additional charges from Thermo Electron's unsolicited tender offer or similar matters. The Plan is designed to retain and reward capable managers and to align their interests with the interests of shareholders by recognizing financial performance by groups/divisions and on a corporate basis. Details of the Plan follow:

I.  Management Incentive Compensation Calculation.
    ----------------------------------------------

     Incentive compensation targets for each participant in the Plan will be established upon entrance of the participants into the Plan using the percentage of salary guidelines prescribed in Attachment A and reviewed periodically. To achieve target, both the corporation and, in case of the group/divisional personnel, the individual group/division must attain a prescribed Return on Assets (ROA) as defined in Tables I and II. For FY 1996, the 1987 Corporate ROA schedule and factors continue to apply except that the

     ROA schedule has been converted to an after-tax schedule at a 35% tax rate. This change was made at both the Corporate and group/division levels in recognition of the fact that our decision to establish a manufacturing operation in Ireland tends to decrease pretax profits but decrease taxes also. For FY 1996, Table I is intended to be all inclusive (i.e., include Medicomp, any unused land or major building program in-progress assets, and the vacant El Segundo, California facility) except for any additional charges from Thermo Electron's unsolicited tender offer or similar matters. Table II applies to the Bennett Group, the Puritan Group, and Aero Systems, and is intended to exclude Medicomp and any unused land (Carlsbad, Rancho Bernardo, Cedar Creek, and Lenexa), or any major building program in-progress assets. For the corporation, ROA has been defined as the pre-incentive after-tax annual profit, excluding certain extraordinary gains and losses, divided by the sum of the ending total assets for each quarter, in turn divided by four.

     For the groups/divisions, ROA has been defined as the pre-incentive after-tax profit (after Corporate unallocated expenses, primarily interest, are allocated to the groups/divisions), excluding certain extraordinary gains and losses, divided by the ending sum of inventory, receivables, net fixed assets and Corporate assets (except for unused land and buildings as discussed above) not directly identifiable to a particular group/division (which are allocated to such group/division) for each quarter, in turn divided by four. Such unidentifiable corporate assets are allocated based on the ratio of the sales of the respective group/division to total corporate sales. P-B Ireland and P-B Mexico assets will be allocated directly to the groups/divisions where such assets are so identifiable; unidentifiable Ireland and Mexico assets will be allocated based upon the mix of Ireland and Mexico inter-company sales. Corporate unallocated expenses are prorated among the groups/divisions based on their ratios of group/division assets to total corporate assets.

     For FY 1996, the ROA formula calculation determines 100% of a participant's cash incentive compensation. In the formula calculation, incentive compensation payouts for all group/division participants will be weighted 40% based on Corporate ROA and 60% on group/divisional ROA. For all others, the incentive computation will be based 100% on Corporate ROA.

     An example of an incentive calculation is set forth in Appendix I.
     The maximum cash incentive payment to each participant in the plan is limited to 100% of the current year's earned salary (excluding incentive).

II.  Administration
     --------------
     a)   Selection of Participants and Incentive Compensation Levels
          -----------------------------------------------------------

          Selection of participants and incentive target levels will be established by the CEO and/or COO, subject to Board Compensation Committee and full Board approval for certain individuals.

     b)   Determination of Incentive Award
          --------------------------------

          Following the completion of the year-end audit, the actual cash incentive compensation amount for each participant will be calculated according to the ROA formula.

     c)   Approval by Compensation Committee
          ----------------------------------

          The Compensation Committee of the Board of Directors will approve proposed incentive compensation payments for the Chairman and CEO, all Corporate Officers and all managers reporting to the CEO, whether or not they are Corporate

          Officers. The CEO and/or COO will approve all other proposed incentive payments. The CEO/COO and the Compensation Committee reserve the right to withhold some or all of the cash incentive amounts otherwise earned under the financial/ROA formula in cases of significant shortcomings with respect to quality and regulatory compliance systems and procedures. In the event that (because of the FY 1996 $2.00 EPS floor) incentive compensation amounts calculated under the ROA formula can be paid partially but not fully, then such amounts will be reduced by the same percentage for all Plan A participants.

     d)   Communication

          Participants will be informed of their incentive targets during April of the February-January fiscal year.

     e)   Other Considerations
          --------------------
          1. Incentive awards will be paid only to participants who are actively employed as of the incentive calculation date (January 31).

          2. Profit for incentive determination will be inclusive of any changes in reserves, but will normally exclude any capital gains or losses and other unusual gains or losses such as proceeds of fire or casualty insurance. For FY 1996, any additional charges from Thermo Electron's unsolicited tender offer or similar matters are to be excluded. In cases of uncertainty, the decision of the CEO will be final.

          3. The addition of new participants, including new employees, to the plan during the year and the target levels of these individuals, must be approved initially by the CEO and/or COO and in selected cases (officers and non-officer direct reports to the CEO) by the Compensation Committee. Any changes for participants, regardless of the reason, (promotion, change of responsibility, upgrading of salary in the same position) must be similarly approved. In any case, approval must be obtained prior to communication to the individual concerned.

          4. Unless otherwise approved by the CEO and/or COO, this Incentive Compensation Plan will be the sole cash incentive plan under which participants included in this Plan shall be compensated.

          5. In the event of the routine retirement of a participant during the fiscal year, the amount of incentive award will be based on the number of months worked as a percent of the full year and will reflect results of the full year.

          6. The Board of Directors and its Compensation Committee reserve the right to modify this Plan retroactively to the beginning of the year.

                                  ATTACHMENT A


                          PURITAN-BENNETT CORPORATION

                              Management Incentive

                                 Incentive Target Level
Category:                            (% of Salary)
A.  Chairman, President            35       -      65%

B.  Senior Corporate Officers      25       -      50%

C.  Heads of substantial           15       -      30%
    business units and other
    officers

D.  Other key managers             Up       to     25%


                                    TABLE I

                      RETURN ON ASSETS INCENTIVE SCHEDULE

                                                                                                          Corporate 1987
   Pre-Incentive Pre Tax              Pre-Incentive After-Tax                Corporate                      and Beyond
- -----------------------------       ----------------------------       -----------------------
At Least        Not More Than       At Least       Not More Than         1985              1986
 5.0                5.5               3.2               3.6               .400                0                   0
 5.5                6.0               3.6               3.9               .475                0                   0
 6.0                6.5               3.9               4.2               .550                0                   0
 6.5                7.0               4.2               4.6               .625                0                .025
 7.0                7.5               4.6               4.9               .700             .400                .100
 7.5                8.0               4.9               5.2               .775             .500                .175
 8.0                8.5               5.2               5.5               .850             .600                .250
 8.5                9.0               5.5               5.8               .925             .700                .325
                                                                        -------
 9.0                9.5               5.8               6.2              1.000             .800                .400
                                                                        -------
 9.5               10.0               6.2               6.5              1.050             .900                .475
====================================================================================================================
                                                                                         -------
10.0               10.5               6.5               6.8              1.100            1.000                .550
                                                                                         -------
10.5               11.0               6.8               7.2              1.150            1.050                .625
11.0               11.5               7.2               7.5              1.200            1.100                .700
11.5               12.0               7.5               7.8              1.250            1.150                .775
12.0               12.5               7.8               8.1              1.300            1.200                .850
                                                                                                             -------
12.5               13.0               8.1               8.4              1.350            1.250               1.000
                                                                                                             -------
13.0               13.5               8.4               8.8              1.400            1.300               1.100
13.5               14.0               8.8               9.1              1.450            1.350               1.200
                                                                        -------
14.0               14.5               9.1               9.4              1.500            1.400               1.300
                                                                        -------
14.5               15.0               9.4               9.8              1.550            1.450               1.400
====================================================================================================================
                                                                                         -------             -------
15.0               15.5               9.8              10.1              1.600            1.500               1.500
                                                                                         -------             -------
15.5               16.0              10.1              10.4              1.650            1.550               1.600
16.0               16.5              10.4              10.7              1.700            1.600               1.700
16.5               17.0              10.7              11.0              1.750            1.650               1.800
17.0               17.5              11.0              11.4              1.800            1.700               1.900
                                                                                                             -------
17.5               18.0              11.4              11.7              1.850            1.750               2.000
                                                                                                             -------
18.0               18.5              11.7              12.0              1.900            1.800               2.071
18.5               19.0              12.0              12.4              1.950            1.850               2.143
                                                                        -------
19.0               19.5              12.4              12.7              2.000            1.900               2.214
                                                                        -------
19.5               20.0              12.7              13.0              2.050            1.950               2.286
====================================================================================================================
                                                                                         -------
20.0               20.5              13.0              13.3              2.050            2.000               2.357
                                                                                         -------
20.5               21.0              13.3              13.6              2.050            2.100               2.429
21.0               21.5              13.6              14.0              2.050            2.200               2.500
21.5               22.0              14.0              14.3              2.050            2.300               2.572
22.0               22.5              14.3              14.6              2.050            2.400               2.643
                                                                                         -------
22.5               23.0              14.6              15.0              2.050            2.500               2.715
                                                                                         -------
23.0               23.5              15.0              15.3              2.050            2.500               2.786
23.5               24.0              15.3              15.6              2.050            2.500               2.858
24.0               24.5              15.6              15.9              2.050            2.500               2.929
                                                                                                             -------
24.5               25.0              15.9              16.2              2.050            2.500               3.000
                                                                                                             -------
====================================================================================================================
25.0  or         higher              16.2  or        higher              2.050            2.500               3.000

                                   TABLE II

                      RETURN ON ASSETS INCENTIVE SCHEDULE

                                                                                                  Business Unit Results (Puritan
                                                                                                   Group, Bennett Group and Aero
    Pre-Incentive Pre Tax              Pre-Incentive After-Tax               Puritan Group         Systems) for 1990 and Beyond
- -----------------------------       ----------------------------       -------------------------  -------------------------------
At Least        Not More Than       At Least       Not More Than         1986          1987-1989
   7.0              7.5                4.6              4.9                 0                 0                   0
   7.5              8.0                4.9              5.2                 0                 0                .063
   8.0              8.5                5.2              5.5                 0                 0                .125
   8.5              9.0                5.5              5.8                 0                 0                .188
   9.0              9.5                5.8              6.2                 0                 0                .250
   9.5             10.0                6.2              6.5                 0                 0                .313
====================================================================================================================
  10.0             10.5                6.5              6.8                 0                 0                .375
  10.5             11.0                6.8              7.2                 0                 0                .438
  11.0             11.5                7.2              7.5              .400              .400                .500
  11.5             12.0                7.5              7.8              .475              .475                .563
  12.0             12.5                7.8              8.1              .550              .550                .625
  12.5             13.0                8.1              8.4              .625              .625                .688
  13.0             13.5                8.4              8.8              .700              .700                .750
  13.5             14.0                8.8              9.1              .775              .775                .813
  14.0             14.5                9.1              9.4              .850              .850                .875
  14.5             15.0                9.4              9.8              .925              .925                .938
====================================================================================================================
                                                                       -------           -------             -------
  15.0             15.5                9.8             10.1             1.000             1.000               1.000
                                                                       -------           -------             -------
  15.5             16.0               10.1             10.4             1.075             1.067               1.063
  16.0             16.5               10.4             10.7             1.150             1.134               1.125
  16.5             17.0               10.7             11.0             1.225             1.201               1.188
  17.0             17.5               11.0             11.4             1.300             1.268               1.250
  17.5             18.0               11.4             11.7             1.375             1.335               1.313
                                                                       -------
  18.0             18.5               11.7             12.0             1.450             1.402               1.375
                                                                                         -------
  18.5             19.0               12.0             12.4             1.525             1.469               1.438
                                                                       -------                               -------
  19.0             19.5               12.4             12.7             1.600             1.536               1.500
                                                                                         -------             -------
  19.5             20.0               12.7             13.0             1.675             1.603               1.563
====================================================================================================================
  20.0             20.5               13.0             13.3             1.750             1.670               1.625
  20.5             21.0               13.3             13.6             1.825             1.737               1.688
  21.0             21.5               13.6             14.0             1.900             1.804               1.750
                                                                       -------
  21.5             22.0               14.0             14.3             1.975             1.871               1.813
  22.0             22.5               14.3             14.6             2.050             1.938               1.875
                                                                       -------           -------
  22.5             23.0               14.6             15.0             2.050             2.005               1.938
                                                                                         -------             -------
  23.0             23.5               15.0             15.3             2.050             2.072               2.000
                                                                                                             -------
  23.5             24.0               15.3             15.6             2.050             2.139               2.063
  24.0             24.5               15.6             15.9             2.050             2.206               2.125
  24.5             25.0               15.9             16.2             2.050             2.273               2.188
====================================================================================================================
  25.0             25.5               16.2             16.6             2.050             2.340               2.250
  25.5             26.0               16.6             16.9             2.050             2.407               2.313
                                                                                         -------
  26.0             26.5               16.9             17.2             2.050             2.474               2.375
  26.5             27.0               17.2             17.6             2.050             2.541               2.438
                                                                                         -------             -------
  27.0             27.5               17.6             17.9             2.050             2.608               2.500
                                                                                                             -------
  27.5             28.0               17.9             18.2             2.050             2.675               2.563
  28.0             28.5               18.2             18.5             2.050             2.742               2.625
  28.5             29.0               18.5             18.8             2.050             2.809               2.688
  29.0             29.5               18.8             19.2             2.050             2.876               2.750
  29.5             30.0               19.2             19.5             2.050             2.943               2.813
====================================================================================================================
                                                                                         -------
  30.0             30.5               19.5             19.8             2.050             3.000               2.875
                                                                                         -------
  30.5      to     31.0               19.8             20.2             2.050             3.000               2.938
                                                                                                             -------
  31.0      or    higher              20.2          or higher           2.050             3.000               3.000
                                                                                                             -------

                                   APPENDIX I

                              ILLUSTRATIVE EXAMPLE

PARTICIPANT - - A

BUSINESS UNIT - - PURITAN GROUP, BENNETT GROUP
                  and AERO SYSTEMS

                                        Incentive           ROA Incentive           Incentive
                                        Allocation     X      Schedule      =      Percent Earned
After-Tax
ROA Formula - -
          Business Unit   9.9%             60%                  1.00                   60.0%
                                                                ----
              Corporate   8.3%             40%                  1.00                   40.0%
                                           ---                  ----                   ----
                                          100%                                        100.0%
TARGET % OF SALARY                                                                     15.0%
                                                                                       ----
PAYOUT % OF SALARY                                                                     15.0%
                                                                                       ----
EARNED SALARY - - FY 1996                                                           $70,000
                                                                                    -------
INCENTIVE EARNED                                                                    $10,500
                                                                                    -------
